Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Fourth Quarter and Full Year 2019 Financial Results

HAYWARD, Calif., February 19, 2020 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 27, 2019.

“UCT’s solid performance resulted in a very strong fourth quarter with revenue growing more than 12 percent and earnings per share increasing more than 57 percent sequentially on increased demand,” said Jim Scholhamer, CEO. “We are excited about the opportunities that lie ahead as the industry ramps to keep pace with technology transitions, and will continue to manage our business with a focus on sustainable and profitable growth.”

“UCT generated $32.0 million of cash from operations in the quarter, bringing the total for the year to a record $121.0 million,” added Sheri Savage, CFO. “We paid down our long-term debt by $50.0 million during the year, significantly reducing our leverage, and ended the quarter with a cash balance of $162.5 million.”

Fourth Quarter 2019 GAAP Financial Results

Total revenue was $286.4 million. SPS contributed $230.2 million and SSB added $56.2 million. Total gross margin was 19.7%, operating margin was 1.6%, and net loss was $10.3 million or $(0.26) per basic share. This compares to total revenue of $254.3 million, gross margin of 18.7%, operating margin of 3.2%, and net income of $0.5 million or $0.01 per basic and diluted share last quarter.

Fourth Quarter 2019 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 20.1%, operating margin was 8.1%, and net income was $13.2 million or $0.33 per diluted share and $0.40 per diluted share excluding stock-based compensation. This compares to gross margin of 19.2%, operating margin of 5.8%, and net income of $8.5 million or $0.21 per diluted share and $0.28 per diluted share excluding stock-based compensation last quarter.

Full Year 2019 GAAP Financial Results

Total revenue was $1,066.2 million. SPS contributed $840.9 million and SSB added $225.3 million. Total gross margin was 18.5%, operating margin was 2.8%, and net loss was $9.4 million or $(0.24) per basic share. This compares to total revenue of $1,096.5 million, gross margin of 16.0%, operating margin of 5.5%, and net income of $36.6 million or $0.94 per diluted share in the prior year.

Full Year 2019 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 19.0%, operating margin was 6.6%, and net income was $36.6 million or $0.91 per diluted share and $1.16 per diluted share excluding stock-based compensation. This compares to gross margin of 16.5%, operating margin of 7.8% and net income of $64.7 million or $1.66 per diluted share and $1.89 per diluted share excluding stock-based compensation in the prior year.

First Quarter 2020 Outlook

Due to limited visibility surrounding the coronavirus situation, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $290.0 million to $320.0 million and GAAP diluted net income per share to be between $0.24 and $0.36. The Company expects non-GAAP diluted net income per share to be between $0.40 and $0.52 excluding stock-based compensation. This compares to gross margin of 16.5%, operating margin of 7.8% and net income of $64.7 million or $1.66 per diluted share and $1.89 per diluted share excluding stock-based compensation in the prior year.

Conference Call

The call will take place at 1:45 p.m. PT today and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10138300. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments and the tax effects of the foregoing adjustments. In our first quarter of fiscal 2020, we will begin reporting non-GAAP net income under a new definition that excludes the foregoing adjustments, as well as the impact of stock-based compensation.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 28, 2018 as filed with the Securities and Exchange Commission and subsequently filed quarterly reports on Form 10-Q. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three months ended		Twelve months ended
	December 27,	December 28,	December 27,	December 28,
	2019	2018	2019	2018

Revenues	$286,413	$257,389	$1,066,244	$1,096,523
Cost of goods sold	230,017	211,412	869,378	920,682
Gross profit	56,396	45,977	196,866	175,841

Operating expenses:
Research and development	3,632	4,059	14,618	13,287
Sales and marketing	5,755	5,032	22,393	16,306
General and administrative	42,505	26,676	129,942	85,544
Total operating expenses	51,892	35,767	166,953	115,137
Income from operations	4,504	10,210	29,913	60,704
Interest and other income (expense), net	(12,300)	(5,187)	(27,501)	(8,436)
Income (loss) before provision for income taxes	(7,796)	5,023	2,412	52,268
Income tax provision	1,811	5,335	10,031	15,319
Net income (loss)	(9,607)	(312)	(7,619)	36,949
Net income (loss) attributable to non-controlling interest	660	796	1,732	353
Net income (loss) attributable to Ultra Clean Holdings, Inc.	$(10,267)	$(1,108)	$(9,351)	$36,596

Net income (loss) per share attributable to Ultra Clean Holdings, Inc. common stockholders:
Basic	$(0.26)	$(0.03)	$(0.24)	$0.95
Diluted	$(0.26)	$(0.03)	$(0.24)	$0.94
Shares used in computing net income (loss) per share:
Basic	39,778	39,009	39,467	38,366
Diluted	39,778	39,009	39,467	38,919

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	December 27, 2019	December 28, 2018
ASSETS
Current assets:
Cash and cash equivalents	$162,531	$144,145
Accounts receivable, net of allowance	112,694	106,956
Inventories	172,420	186,116
Prepaid expenses and other	19,400	25,708
Total current assets	467,045	462,925

Property, plant and equipment, net	145,272	143,459
Goodwill	171,087	150,226
Purchased intangibles, net	180,318	193,507
Deferred tax assets, net	15,498	10,167
Operating lease right-of-use assets	34,877	—
Other non-current assets	5,209	5,193
Total assets	$1,019,306	$965,477

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$8,842	$9,671
Accounts payable	133,058	99,011
Operating lease liabilities	13,179	—
Other current liabilities	55,519	30,616
Total current liabilities	210,598	139,298

Bank borrowings, net of current portion	283,390	331,549
Deferred tax liability	25,183	15,834
Operating lease liabilities	28,828	—
Other long-term liabilities	18,800	27,808
Total liabilities	566,799	514,489

Stockholders’ equity:
Common stock	297,693	287,127
Retained earnings	140,367	149,718
Accumulated other comprehensive loss	(1,334)	(547)
Ultra Clean Holdings, Inc. stockholders' equity	436,726	436,298
Noncontrolling interest	15,781	14,690
Total stockholders’ equity	452,507	450,988
Total liabilities and stockholders’ equity	$1,019,306	$965,477

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	Fiscal Year Ended
	December 27,	December 28,
	2019	2018
Cash flows from operating activities:
Net income (loss) including noncontrolling interests	$(7,619)	$36,949
Adjustments to reconcile net income (loss) to net cash provided by operating activities (excluding assets acquired and liabilities assumed and noncontrolling interests at acquisition):
Depreciation and amortization	43,360	21,907
Stock-based compensation	12,065	10,272
Others	4,763	692
Changes in assets and liabilities:
Accounts receivable	(4,488)	7,237
Inventories	22,292	50,151
Prepaid expenses and other	3,747	2,614
Deferred income taxes	(3,563)	(82)
Other non-current assets	12	(353)
Accounts payable	31,017	(83,195)
Accrued compensation and related benefits	9,006	(2,795)
Change in operating leases	7,130	—
Income taxes payable	(2,906)	798
Other liabilities	6,153	(2,486)
Net cash provided by operating activities	120,969	41,709
Cash flows from investing activities:
Purchases of property, plant and equipment	(26,312)	(26,152)
Acquisition of businesses, net of cash acquired	(29,873)	(319,781)
Proceeds from sale of equipment, including insurance proceeds	7,002	—
Net cash used for investing activities	(49,183)	(345,933)
Cash flows from financing activities:
Proceeds from bank borrowings	41,847	387,054
Proceeds from issuance of common stock	342	94,614
Payments on bank borrowings and finance leases	(93,065)	(86,354)
Debt issuance costs paid	—	(12,144)
Employees’ taxes paid upon vesting of restricted stock units	(1,841)	(3,095)
Others	(641)	—
Net cash provided by (used for) financing activities	(53,358)	380,075
Effect of exchange rate changes on cash and cash equivalents	(42)	(12)
Net increase in cash and cash equivalents	$18,386	$75,839
Cash and cash equivalents at beginning of period	144,145	68,306
Cash and cash equivalents at end of period	$162,531	$144,145

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; Dollars in thousands)

	GAAP			Non-GAAP
	Three months ended			Three months ended
	December 27, 2019			December 27, 2019
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$230,206	$56,207	$286,413	$230,206	$56,207	$286,413
Gross profit	$36,885	$19,511	$56,396	$36,906	$20,534	$57,440
Gross margin	16.0%	34.7%	19.7%	16.0%	36.5%	20.1%
Operating profit	$272	$4,232	$4,504	$15,150	$8,056	$23,206
Operating margin	0.1%	7.5%	1.6%	6.6%	14.3%	8.1%

	Three months ended
	December 27, 2019
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$36,885	$19,511	$56,396
Amortization of intangible assets (1)	-	1,023	1,023
Restructuring charges (2)	21	-	21
Non-GAAP gross profit	$36,906	$20,534	$57,440

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	16.0%	34.7%	19.7%
Amortization of intangible assets (1)	0.0%	1.8%	0.4%
Restructuring charges (2)	0.0%	-	0.0%
Non-GAAP gross margin	16.0%	36.5%	20.1%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$272	$4,232	$4,504
Amortization of intangible assets (1)	1,267	3,824	5,091
Restructuring charges (2)	13,500	-	13,500
Acquisition related costs (3)	111	-	111
Non-GAAP income from operations	$15,150	$8,056	$23,206

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	0.1%	7.5%	1.6%
Amortization of intangible assets (1)	0.6%	6.8%	1.8%
Restructuring charges (2)	5.9%	0.0%	4.7%
Acquisition related costs (3)	0.0%	0.0%	0.0%
Non-GAAP operating margin	6.6%	14.3%	8.1%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance costs and costs related to facility closures

3	Represents costs related to the QGT and DMS acquisitions

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 27,	December 28,	September 27,	December 27,	December 28,
	2019	2018	2019	2019	2018
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$(10,267)	$(1,108)	$513	$(9,351)	$36,596
Amortization of intangible assets (1)	5,091	4,973	5,093	20,090	9,580
Restructuring charges (2)	13,500	832	1,393	16,615	4,821
Acquisition related costs (3)	111	613	200	3,861	10,102
Fair value adjustments (4)	6,562	-	129	7,457	-
Depreciation adjustments (5)	-	-	-	(360)	-
Product transition fees (6)	-	-	-	-	657
Disposal of business unit (7)	52	-	-	52	1,082
Income tax effect of non-GAAP adjustments (8)	(5,266)	(1,101)	(1,567)	(11,261)	(4,501)
Income tax effect of valuation allowance (9)	3,440	4,474	2,781	9,461	6,355
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$13,223	$8,683	$8,542	$36,564	$64,692

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$4,504	$10,210	$8,258	$29,913	$60,704
Amortization of intangible assets (1)	5,091	4,973	5,093	20,090	9,580
Restructuring charges (2)	13,500	832	954	15,821	4,821
Acquisition related costs (3)	111	613	200	3,863	10,003
Fair value adjustments (4)	-	-	129	895	-
Depreciation adjustments (5)	-	-	-	(360)	-
Product transition fees (6)	-	-	-	-	657
Non-GAAP income from operations	$23,206	$16,628	$14,634	$70,222	$85,765

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	1.6%	4.0%	3.2%	2.8%	5.5%
Amortization of intangible assets (1)	1.8%	1.9%	2.0%	1.8%	0.9%
Restructuring charges (2)	4.7%	0.3%	0.4%	1.5%	0.4%
Acquisition related costs (3)	0.0%	0.3%	0.1%	0.4%	0.9%
Fair value adjustments (4)	0.0%	0.0%	0.1%	0.1%	0.0%
Depreciation adjustments (5)	0.0%	0.0%	0.0%	0.0%	0.0%
Product transition fees (6)	0.0%	0.0%	0.0%	0.0%	0.1%
Non-GAAP operating margin	8.1%	6.5%	5.8%	6.6%	7.8%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$56,396	$45,977	$47,504	$196,866	$175,841
Amortization of intangible assets (1)	1,023	1,363	1,023	4,090	1,363
Restructuring charges (2)	21	715	154	1,041	2,849
Fair value adjustments (4)	-	-	129	895	-
Depreciation adjustments (5)	-	-	-	(316)
Product transition fees (6)	-	-	-	-	657
Non-GAAP gross profit	$57,440	$48,055	$48,810	$202,576	$180,710

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	19.7%	17.9%	18.7%	18.5%	16.0%
Amortization of intangible assets (1)	0.4%	0.5%	0.4%	0.4%	0.1%
Restructuring charges (2)	0.0%	0.3%	0.1%	0.1%	0.3%
Fair value adjustments (4)	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation adjustments (5)	0.0%	0.0%	0.0%	0.0%	0.0%
Product transition fees (6)	0.0%	0.0%	0.0%	0.0%	0.1%
Non-GAAP gross margin	20.1%	18.7%	19.2%	19.0%	16.5%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(12,300)	$(5,187)	$(3,492)	$(27,501)	$(8,436)
Restructuring charges (2)	-	-	439	795	1,082
Acquisition related costs (3)	-	-	-	-	99
Fair value adjustments (4)	6,562	-	-	6,562	-
Disposal of business unit (7)	52	-	-	52	-
Non-GAAP interest and other income (expense)	$(5,686)	$(5,187)	$(3,053)	$(20,092)	$(7,255)

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance costs and costs related to facility closures

3	Represents costs related to the QGT and DMS acquisitions

4	Fair value adjustments related to DMS inventory, contingent consideration and purchase obligation

5	Depreciation adjustments related to QGT's fixed assets

6	One-time product transition payment

7	Represents the loss on disposal of the Company's 3D printing operations in Singapore

8	Tax effect of items (1) through (7) above based on the non-GAAP tax rate shown below

9	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended			Twelve Months Ended
	December 27,	December 28,	September 27,	December 27,	December 28,
	2019	2018	2019	2019	2018
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$(0.26)	$(0.03)	$0.01	$(0.24)	$0.94
Amortization of intangible assets	0.13	0.13	0.13	0.50	0.25
Restructuring charges	0.33	0.02	0.03	0.42	0.12
Acquisition related costs	0.01	0.02	0.01	0.10	0.26
Fair value adjustments	0.16	-	-	0.19	-
Depreciation adjustments	-	-	-	(0.01)	-
Product transition fees	-	-	-	-	0.02
Disposal of business unit	0.01	-	-	-	0.03
Income tax effect of non-GAAP adjustments	(0.13)	(0.03)	(0.04)	(0.28)	(0.12)
Income tax effect of valuation allowance	0.08	0.12	0.07	0.23	0.16
Non-GAAP net income	$0.33	$0.23	$0.21	$0.91	$1.66
Weighted average number of diluted shares (thousands) on a non-GAAP basis	40,523	39,009	39,734	40,027	38,919

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended			Twelve Months Ended
	December 27,	December 28,	September 27,	December 27,	December 28,
	2019	2018	2019	2019	2018
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$1,811	$5,335	$3,878	$10,031	$15,319
Income tax effect of non-GAAP adjustments (1)	5,266	1,101	1,567	11,261	4,501
Income tax effect of valuation allowance (2)	(3,440)	(4,474)	(2,781)	(9,461)	(6,355)
Non-GAAP provision for income taxes	$3,637	$1,962	$2,664	$11,831	$13,465

Income (loss) before income taxes on a GAAP basis	$(7,796)	$5,023	$4,766	$2,412	$52,268
Amortization of intangible assets	5,091	4,973	5,093	20,090	9,580
Restructuring charges	13,500	832	1,393	16,615	4,821
Acquisition related costs	111	613	200	3,861	10,102
Fair value adjustments	6,562	-	129	7,457	-
Depreciation adjustments	-	-	-	(360)	-
Product transition fees	-	-	-	-	657
Disposal of business unit	52	-	-	52	1,082
Non-GAAP income before income taxes	$17,520	$11,441	$11,581	$50,127	$78,510
Effective income tax rate on a GAAP basis	-23.2%	106.2%	81.4%	415.9%	29.3%
Non-GAAP effective income tax rate	20.8%	17.2%	23.0%	23.6%	17.2%

1	Tax effect of items (1) through (7) above based on the non-GAAP tax rate

2	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.